TAXATION	12 Months Ended
Dec. 31, 2022
TAXATION
TAXATION

11. TAXATION

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

iHuman Online and the Company’s other subsidiaries incorporated in Hong Kong are subject to Hong Kong Profits Tax, which is currently imposed at the rate of 16.5%, with half-rate of 8.25% that may be applied for the first HK$2 million of assessable profits for years of assessment beginning on or after April 1, 2018.

PRC

Effective from January 1, 2008, the PRC’s statutory, Enterprise Income Tax (“EIT”) rate is 25%. In accordance with the implementation rules of EIT Law, a qualified “High and New Technology Enterprise” (“HNTE”) is eligible for a preferential tax rate of 15% and a “Software Enterprise” (“SE”) is entitled to a two-year income tax exemption starting from the first profit making year, followed by a reduction of half the applicable tax rate for the subsequent three years. The HNTE certificate is effective for a period of three years. An entity must file required supporting documents with the tax authority and ensure fulfillment of the relevant HNTE criteria before applying the preferential rate. An entity could re-apply for the HNTE certificate when the prior certificate expires. The SE is subject to relevant governmental authorities’ annual assessment based on self-assessment supporting documents filed with the tax authorities each year.

Tianjin Hongen is qualified as SE and is entitled to an exemption from the enterprise income tax for two years beginning from 2020, and a reduced tax rate of 12.5% for the subsequent three years. The qualification as a SE is subject to annual evaluation by the relevant authorities in China. In 2021, Tianjin Hongen was granted HNTE certificate and is also entitled to a preferential tax rate of 15% for three years starting from 2021. The Group expects to adopt the tax reduction as SE in the Annual Filing of Enterprise Income Taxes for the fiscal year of 2022 that will be completed in May 2023.

The other PRC subsidiaries, the VIE and VIE’s subsidiaries are subject to the 25% EIT rate for all the periods presented.

Dividends, interests, rent or royalties payable by the Company’s PRC subsidiaries, to non-PRC resident enterprises, and proceeds from any such non-resident enterprise investor’s disposition of assets (after deducting the net value of such assets) shall be subject to 10% withholding tax, unless the respective non-PRC resident enterprise’s jurisdiction of incorporation has a tax treaty or arrangements with China that provides for a reduced withholding tax rate or an exemption from withholding tax.

To the extent that the PRC subsidiaries, the VIE and VIE’s subsidiaries have undistributed earnings, the Group will accrue appropriate expected withholding tax associated with repatriation of such undistributed earnings. As of December 31, 2021 and 2022, the Group did not record any withholding tax as the PRC entities were still in accumulated deficit position.

The current and deferred components of income tax expense (benefits) appearing in the consolidated statements of comprehensive income (loss) are as follows:

	For the year ended
	December 31,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$
	(in thousands)
Current income tax expenses (benefits)	466	(145)	22,953	3,328
Deferred income tax expenses	—	—	—	—
Total income tax expenses (benefits)	466	(145)	22,953	3,328

11. TAXATION (Continued)

A reconciliation of the differences between the statutory tax rate and the effective tax rate for enterprise income tax is as follows:

	For the year ended December 31,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$
	(in thousands)
Income (loss) before income tax	(37,010)	(37,196)	132,772	19,250
Income tax computed at the PRC statutory tax rate of 25%	(9,253)	(9,299)	33,193	4,813
Effect of differing tax rates in different jurisdictions	1,596	5,232	4,459	646
Effect of tax rate changes on deferred taxes	50,950	—	—	—
Research and development super‑deduction	(12,707)	(31,855)	(36,078)	(5,231)
Shared‑based compensation expenses	19,913	3,223	3,261	473
Non‑deductible expenses	3,678	1,656	2,310	335
Effect of PRC preferential tax rates and tax holiday	(22,458)	(43,974)	(15,934)	(2,310)
Change in valuation allowance	(31,269)	75,192	30,309	4,394
Others	16	(320)	1,433	208
Income tax expenses (benefits)	466	(145)	22,953	3,328

Deferred tax

The significant components of the Group’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2021	2022	2022
	RMB	RMB	US$
	(in thousands)
Deferred tax assets
Tax loss carry forward	50,497	73,038	10,590
Deferred revenue and customer advances	30,984	37,752	5,474
Lease liabilities	7,498	1,960	284
Others	964	3,023	438
Less: valuation allowance	(82,816)	(113,125)	(16,402)
	7,127	2,648	384
Deferred tax liabilities
ROU assets	(7,127)	(2,648)	(384)
	(7,127)	(2,648)	(384)
Presentation in the consolidated balance sheets
Deferred tax assets, net	—	—	—
Deferred tax liabilities, net	—	—	—
Net deferred tax assets, net	—	—	—

11. TAXATION (Continued)

The Company operates through its WFOE, the VIE and VIE’s subsidiaries and valuation allowance is considered on an individual entity basis. The Group recorded valuation allowance against deferred tax assets of those entities when the Group determines that it is not more likely than not that the deferred tax assets will be utilized in the future. In making such determination, the Group considered factors including the entities’ operating history, accumulated deficit, existence of taxable temporary differences and reversal periods, tax planning strategies, and forecasted profits, as applicable.

As of December 31, 2022, the Group had taxable losses of approximately RMB295,231 thousand (US$42,804 thousand) mainly deriving from entities in the PRC. The tax losses in the PRC can be carried forward for five years to offset future taxable profit. The tax losses of entities in the PRC will begin to expire in 2024 if not utilized.

Unrecognized tax benefit

The Group evaluated its income tax uncertainty under ASC 740. ASC 740 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Group elects to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of comprehensive income (loss). As of and for the years ended December 31, 2020, 2021 and 2022, there were no significant impact from tax uncertainties on the Group’s financial position and result of operations. The Group does not expect the amount of unrecognized tax benefits would increase significantly in the next 12 months.

In general, the PRC tax authority has up to five years to conduct examinations of the tax filings. Accordingly, as of December 31, 2022, the tax years ended December 31, 2017 through period ended as of the reporting date for the Company’s PRC entities remain open to examination by the PRC tax authorities.